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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 23, 2003


                           ART TECHNOLOGY GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                    000-26679
                            (Commission File Number)

                                   04-3141918
                        (IRS Employer Identification No.)

                      25 First Street, Cambridge, MA 02141
               (Address of Principal Executive Offices) (Zip Code)

                                  617-386-1000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

Effective January 23, 2003, Joseph T. Chung resigned as a director of ATG.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press release dated January 23, 2003 regarding results for the fourth quarter and the year-ended December 31, 2002 (filed pursuant to Item
         9).

ITEM 9.  REGULATION FD DISCLOSURE

On January 23, 2003, Art Technology Group, Inc. announced its results for the fourth quarter and the year-ended December 31, 2002.

A copy of the press release announcing the foregoing results is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2003                 ART TECHNOLOGY GROUP, INC.
                                              (Registrant)

                                       By: /s/ Edward Terino
                                           ------------------------------------
                                           Edward Terino
                                           Senior Vice President, Finance and
                                           Chief Financial Officer

INDEX TO EXHIBITS

99.1 Press release dated January 23, 2003 regarding results for the fourth quarter and the year-ended December 31, 2002 (filed pursuant to Item
         9).